FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT - Summary of the Amounts Recorded in OCL and Reclassified to Financing Charges (Details) - Cash flow hedges, including current portion - CAD ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Amounts recorded in OCI/OCL
Before tax loss	$ 2	$ 1
After tax loss	1	1
Amounts reclassified to financing charges
Before tax loss (gain)	4	(4)
After tax loss (gain)	$ 3	$ (3)